(e)(2)

Amended February 12, 2013

EXHIBIT A TO DISTRIBUTION AGREEMENT

Series (“Funds”) of GOLDMAN SACHS TRUST, a Delaware statutory trust (the “Trust”)

GOLDMAN SACHS FIXED INCOME FUNDS:

Goldman Sachs High Quality Floating Rate Fund

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Global Income Fund

Goldman Sachs Government Income Fund

Goldman Sachs Municipal Income Fund

Goldman Sachs Short Duration Tax-Free Fund

Goldman Sachs Short Duration Government Fund

Goldman Sachs High Yield Fund

Goldman Sachs High Yield Municipal Fund

Goldman Sachs Enhanced Income Fund

Goldman Sachs Emerging Markets Debt Fund

Goldman Sachs U.S. Mortgages Fund

Goldman Sachs Investment Grade Credit Fund

Goldman Sachs Core Plus Fixed Income Fund

Goldman Sachs Inflation Protected Securities Fund

Goldman Sachs Local Emerging Markets Debt Fund

Goldman Sachs Strategic Income Fund

Goldman Sachs High Yield Floating Rate Fund

Goldman Sachs Short Duration Income Fund

Goldman Sachs World Bond Fund

GOLDMAN SACHS EQUITY FUNDS:

Goldman Sachs Income Builder Fund

Goldman Sachs Structured Large Cap Growth Fund

Goldman Sachs Structured U.S. Equity Fund

Goldman Sachs Structured Small Cap Equity Fund

Goldman Sachs Structured International Equity Fund

Goldman Sachs Structured Large Cap Value Fund

Goldman Sachs Structured Tax-Managed Equity Fund

Goldman Sachs Structured International Tax-Managed Equity Fund

Goldman Sachs Structured International Small Cap Fund

Goldman Sachs Structured Emerging Markets Equity Fund

Goldman Sachs Structured Small Cap Value Fund

Goldman Sachs Structured Small Cap Growth Fund

Goldman Sachs Growth and Income Fund

Goldman Sachs Capital Growth Fund

Goldman Sachs Strategic Growth Fund

Goldman Sachs Growth Opportunities Fund

Goldman Sachs Technology Tollkeeper Fund

Goldman Sachs Large Cap Value Fund

Goldman Sachs Small Cap Value Fund

Goldman Sachs Mid Cap Value Fund

Goldman Sachs Real Estate Securities Fund

Goldman Sachs Concentrated Growth Fund

Goldman Sachs Small/Mid Cap Growth Fund

Goldman Sachs U.S. Equity Dividend and Premium Fund

Goldman Sachs Strategic International Equity Fund

Goldman Sachs Concentrated International Equity Fund

Goldman Sachs Asia Equity Fund

Goldman Sachs Emerging Markets Equity Fund

Goldman Sachs International Small Cap Fund

Goldman Sachs International Real Estate Securities Fund

Goldman Sachs BRIC Fund

Goldman Sachs Commodity Strategy Fund

Goldman Sachs International Equity Dividend and Premium Fund

Goldman Sachs Absolute Return Tracker Fund

Goldman Sachs Flexible Cap Growth Fund

Goldman Sachs U.S. Equity Fund

Goldman Sachs Dynamic Allocation Fund

Goldman Sachs China Equity Fund

Goldman Sachs India Equity Fund

Goldman Sachs N-11 Equity Fund

Goldman Sachs Managed Futures Strategy Fund

Goldman Sachs Rising Dividend Growth Fund

Goldman Sachs Focused Growth Fund

Goldman Sachs Retirement Portfolio Completion Fund

Goldman Sachs MLP Energy Infrastructure Fund

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS:

Goldman Sachs Growth Strategy Portfolio

Goldman Sachs Equity Growth Strategy Portfolio

Goldman Sachs Balanced Strategy Portfolio

Goldman Sachs Growth and Income Strategy Portfolio

Goldman Sachs Satellite Strategies Portfolio

Goldman Sachs Income Strategies Portfolio

Goldman Sachs Tax-Advantaged Global Equity Portfolio

Goldman Sachs Enhanced Dividend Global Equity Portfolio

GOLDMAN SACHS MONEY MARKET FUNDS:

Goldman Sachs Financial Square Treasury Obligations Fund

Goldman Sachs Financial Square Prime Obligations Fund

Goldman Sachs Financial Square Government Fund

Goldman Sachs Financial Square Money Market Fund

Goldman Sachs Financial Square Tax-Exempt California Fund

Goldman Sachs Financial Square Tax-Exempt New York Fund

Goldman Sachs Financial Square Tax-Free Money Market Fund

Goldman Sachs Financial Square Federal Fund

Goldman Sachs Financial Square Treasury Instruments Fund

GOLDMAN, SACHS & CO.		GOLDMAN SACHS TRUST

By:	/s/ Jesse Cole	By:	/s/ James McNamara
	Name: Jesse Cole		Name: James McNamara
	Title: Managing Director		Title: President of the Trust